Filed pursuant to 497(e) File Nos. 033-44909 and 811-06520
AMG Funds
Prospectus
February 27, 2017 (As revised June 24, 2017)

AMG Frontier Small Cap Growth Fund
Class N: MSSVX	Class I: MSSCX	Class Z: MSSYX
(formerly Investor Class)	(formerly Service Class)	(formerly Institutional Class)
AMG Managers Emerging Opportunities Fund
Class N: MMCFX	Class I: MIMFX
(formerly Class S)	(formerly Institutional Class)
AMG TimesSquare All Cap Growth Fund
Class N: MTGVX	Class I: MTGIX	Class Z: MTGZX
(formerly Investor Class)	(formerly Institutional Class)
AMG Managers CenterSquare Real Estate Fund
(formerly AMG Managers Real Estate Securities Fund)
Class N: MRESX	Class I: MRASX	Class Z: MREZX
(formerly Class S)
AMG GW&K Core Bond Fund
Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX
(formerly Investor Class)	(formerly Service Class)	(formerly Institutional Class)
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P030-0617

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3-17	Summary of The Funds AMG Frontier Small Cap Growth Fund AMG Managers Emerging Opportunities Fund AMG TimesSquare All Cap Growth Fund AMG Managers CenterSquare Real Estate Fund AMG GW&K Core Bond Fund

18-35	Additional Information About the Funds
AMG Frontier Small Cap Growth Fund
AMG Managers Emerging Opportunities Fund
AMG TimesSquare All Cap Growth Fund
AMG Managers CenterSquare Real Estate Fund
AMG GW&K Core Bond Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management

36-43	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

45-52	Financial Highlights AMG Frontier Small Cap Growth Fund AMG TimesSquare All Cap Growth Fund AMG Managers Emerging Opportunities Fund AMG Managers CenterSquare Real Estate Fund AMG GW&K Core Bond Fund

56	How To Contact Us

AMG Funds	1

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Summary of The Funds

AMG Frontier Small Cap Growth Fund
Investment Objective
The AMG Frontier Small Cap Growth Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee[1]	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.74%	0.74%	0.59%
Total Annual Fund Operating Expenses	1.84%	1.59%	1.44%
Fee Waiver and Expense Reimbursements[2]	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.45%	1.20%	1.05%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.05% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$148	$541	$959	$2,127
Class I	$122	$464	$829	$1,856
Class Z	$107	$417	$750	$1,691
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. Frontier Capital Management Co., LLC (“Frontier” or the “Subadviser”), the Subadviser of the Fund, generally considers a company to be a small-capitalization company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small Cap Total Stock Market Index. As of May 27, 2016, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 24, 2016), the range of market capitalizations was $133 million to $3.86 billion. As of January 31, 2017, the range of market capitalizations of the Dow Jones U.S. Small Cap Total Stock Market Index was $0.0 billion to $9.0 billion. As of January 31, 2017, the range of market capitalizations of the S&P SmallCap 600 Index was $35 million to $4.9 billion. These figures may fluctuate as market conditions change and during periods of increased market volatility. The Fund may retain securities that it already has purchased even if the company drops below or outgrows the capitalization range. The Fund primarily invests in common stocks and may invest in stocks that are traded in the over-the-counter (OTC) market.
Frontier utilizes and draws support from its entire team of investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in

AMG Funds	3

Summary of The Funds

small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
The performance information shown for the Fund’s Class I shares (formerly Service Class shares, which were renamed Class I shares on October 1, 2016 (formerly shares of Managers Small Cap Fund’s sole share class, which were reclassified and redesignated as Service Class shares effective January 1, 2010)) includes historical performance of the Fund for periods prior to September 14, 2009, when the Fund was managed by a different subadviser with different investment strategies and policies. The Fund’s past performance would have been different if the Fund were managed by the current subadviser using the current investment strategies and policies, and the performance record might be less pertinent for investors considering whether to purchase shares of the Fund. Effective October 1, 2016, outstanding Investor Class and Institutional Class shares of the Fund were renamed Class N and Class Z shares, respectively. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Calendar Year Total Returns as of 12/31/16 (Class I)
Best Quarter: 20.71% (2nd Quarter 2009)
Worst Quarter: -24.25% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/16
AMG Frontier Small Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes
	5.05%	10.41%	—	10.12%
Class I Return Before Taxes	5.26%	10.70%	6.34%	—
Class I Return After Taxes on Distributions	5.15%	5.90%	4.01%	—
Class I Return After Taxes on Distributions and Sale of Fund Shares	3.07%	7.86%	4.79%	—

4	AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/16 (continued)
AMG Frontier Small Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class Z Return Before Taxes
	5.47%	10.95%	—	10.63%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	11.32%	13.74%	7.76%	13.24%
[1]	Class N, Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class N and Class Z on January 1, 2010.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for Class N and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Frontier Capital Management Co., LLC
Portfolio Managers
James A. Colgan
Senior Vice President, Frontier; Portfolio Manager of the Fund since 09/09.
G. Michael Novak, Jr.
Senior Vice President, Frontier; Portfolio Manager of the Fund since 09/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	5

Summary of The Funds

AMG Managers Emerging Opportunities Fund
Investment Objective
The AMG Managers Emerging Opportunities Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.53%	0.28%
Total Annual Fund Operating Expenses	1.53%	1.28%
Fee Waiver and Expense Reimbursements[2]	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.43%	1.18%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.18% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$146	$474	$825	$1,815
Class I	$120	$396	$693	$1,536
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 27, 2016, the date of the latest reconstitution of the Index (implemented by the Index June 24, 2016), the range of market capitalizations for the Russell Microcap® Index was $30 million to $863 million. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks. The Fund’s assets are currently allocated among four Subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments, including value, core and growth approaches.
Stocks in the information technology sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.

6	AMG Funds

Summary of The Funds

Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that a Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Service Class shares effective October 3, 2011)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new subadvisers. The Fund’s past performance would have been different if the Fund was managed using the current investment strategies. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 25.28% (2nd Quarter 2009)
Worst Quarter: -24.71% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/16
AMG Managers Emerging Opportunities Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	17.69%	14.36%	7.81%	—
Class N Return After Taxes on Distributions	17.59%	11.76%	6.35%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	10.09%	10.97%	6.03%	—
Class I Return Before Taxes
	17.97%	14.65%	—	17.19%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	21.31%	14.46%	7.07%	16.89%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)
	20.37%	15.59%	5.47%	17.66%
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I on October 1, 2011.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.

AMG Funds	7

Summary of The Funds

Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisers
Next Century Growth Investors LLC ("Next Century")
Lord, Abbett & Co. LLC ("Lord Abbett")
WEDGE Capital Management L.L.P. ("WEDGE Capital")
RBC Global Asset Management (U.S.) Inc. ("RBC GAM -US")
Portfolio Managers
Next Century
Thomas Press
Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.
Robert Scott
President & Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Peter Capouch
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Kaj Doerring
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Thomas Dignard
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/14.
Lord Abbett
F. Thomas O’Halloran, III, J.D., CFA
Partner & Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 12/07.
Arthur K. Weise, CFA
Partner & Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 08/13.
Matthew R. DeCicco, CFA
Portfolio Manager, Lord Abbett; Porfolio Manager of the Fund since 03/15.
WEDGE Capital
Andrei Bolshakov, CFA
General Partner & Director of Quantitative Research, WEDGE Capital; Portfolio Manager of the Fund since 01/14.
Monika LaRiche, CFA
Quantitative Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.
RBC GAM-US
Lance James
Managing Director & Senior Portfolio Manager, RBC GAM-US; Lead Portfolio Manager of the Fund since 12/09.
George Prince
Vice President, Portfolio Manager & Senior Equity Analyst, RBC GAM-US; Portfolio Manager of the Fund since 12/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisers, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AMG Funds

Summary of The Funds

AMG TimesSquare All Cap Growth Fund
Investment Objective
The AMG TimesSquare All Cap Growth Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z1
Management Fee[2]	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.51%	0.41%	0.36%
Total Annual Fund Operating Expenses	1.41%	1.06%	1.01%
Fee Waiver and Expense Reimbursements[3]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	1.09%	0.74%	0.69%
[1]	Because Class Z shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.
[2]	Expense information has been restated to reflect current fees.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.69% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$111	$415	$741	$1,663
Class I	$ 76	$305	$554	$1,265
Class Z	$ 70	$290	$527	$1,207
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). The Fund seeks to achieve its investment objective by building a focused U.S. equity growth portfolio that TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadviser”) believes will generate positive returns over the long-term. The Subadviser utilizes a bottom-up, fundamental, research-intensive approach to identify a select group of approximately 30-40 stocks which the Subadviser believes will outperform the market. The Fund anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization growth companies. It is anticipated that the Fund’s market capitalization will be weighted more heavily towards large- and mid-capitalization stocks. Additionally, the Fund may invest up to 10% of its assets in initial public offerings (“IPOs”). The Subadviser utilizes fundamental growth equity research which emphasizes the quality of a company’s management, identifying superior business models that have a sustainable competitive advantage, and the potential for strong, consistent growth. The Subadviser seeks out stocks that have the potential for significant price appreciation over the following 12-18 months and price/earnings ratios at a discount relative to their earnings growth rates. Potential investments are normally generated through traditional financial analysis, company visits, and management assessments. The Fund seeks to outperform the

AMG Funds	9

Summary of The Funds

Russell 3000® Growth Index over a full market cycle. The Subadviser may invest up to 20% of the Fund’s net assets in foreign securities. To gain exposure to foreign issuers, the Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or ordinary shares of non-U.S. listed companies.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Focused Investment Risk—a significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective October 1, 2016, outstanding Investor Class and Institutional Class shares of the Fund were renamed Class N and Class I shares, respectively. Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. Class Z shares would have similar annual returns as Class N and Class I shares because all of the classes are invested in the same portfolio of securities. However, Class Z shares are subject to different expenses than Class N and Class I shares, and Class Z performance would vary to that extent. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class I)
Best Quarter: 16.34% (1st Quarter 2012)
Worst Quarter: -19.64% (3rd Quarter 2011)

10	AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/16
AMG TimesSquare All Cap Growth Fund	1 Year	5 Year	Since Inception[1]
Class N Return Before Taxes
	2.37%	12.48%	11.25%
Class I Return Before Taxes
	2.89%	13.00%	11.76%
Class I Return After Taxes on Distributions
	0.53%	10.72%	10.00%
Class I Return After Taxes on Distributions and Sale of Fund Shares
	3.08%	9.99%	9.19%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	7.39%	14.44%	14.43%
[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund on July 30, 2010.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for Class N shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
TimesSquare Capital Management, LLC
Portfolio Managers
Kenneth C. Duca, CFA
Director and Senior Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since 08/11.
Grant R. Babyak
Chief Executive Officer, Managing Director and Senior Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since 07/10.
Anthony Rosenthal, CFA
Managing Director and Senior Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since 07/10.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	11

Summary of The Funds

AMG Managers CenterSquare Real Estate Fund
(formerly AMG Managers Real Estate Securities Fund)
Investment Objective
The AMG Managers CenterSquare Real Estate Fund’s (the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I1	Class Z1
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.47%	0.32%	0.22%
Total Annual Fund Operating Expenses	1.07%	0.92%	0.82%
[1]	Because Class I and Class Z shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.
[2]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$109	$340	$590	$1,306
Class I	$ 94	$293	$509	$1,131
Class Z	$ 84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).
For purposes of the Fund’s investment policies, Centersquare Investment Management, Inc. (“CenterSquare” or the “Subadviser”) considers a company to be principally engaged in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of its assets invested in residential, commercial or industrial real estate. The Fund invests primarily in REITs and equity securities.
The Fund may invest in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The Fund also may invest in initial public offerings (“IPOs”).
The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or

12	AMG Funds

Summary of The Funds

in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Fund primarily invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class N shares. Because the Fund’s Class I and Class Z shares have not operated for a full calendar year, performance history for these share classes is not available. Class I and Class Z shares would have similar annual returns as Class N shares because all of the classes are invested in the same portfolio of securities. However, Class I and Class Z shares are subject to different expenses than Class N shares, and Class I and Class Z performance would vary to that extent.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 35.16% (3rd Quarter 2009)
Worst Quarter: -37.94% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/16
AMG Managers CenterSquare Real Estate Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	6.82%	11.88%	6.15%
Class N Return After Taxes on Distributions	3.27%	9.48%	4.22%
Class N Return After Taxes on Distributions and Sale of Fund Shares	5.11%	8.77%	4.32%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	6.68%	11.77%	4.63%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
CenterSquare Investment Management, Inc.
Portfolio Managers
Dean Frankel, CFA
Global Co-Head, Real Estate Securities, CenterSquare;
Portfolio Manager of the Fund since 03/04.
Eric Rothman, CFA
Portfolio Manager, CenterSquare;
Portfolio Manager of the Fund since 11/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.

AMG Funds	13

Summary of The Funds

TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	AMG Funds

Summary of The Funds

AMG GW&K Core Bond Fund
Investment Objective
The AMG GW&K Core Bond Fund's (the "Fund") investment objective is to generate income and capital appreciation while helping to manage risk.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.38%	0.30%	0.23%
Total Annual Fund Operating Expenses	0.93%	0.60%	0.53%
Fee Waiver and Expense Reimbursements[2]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.88%	0.55%	0.48%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.48% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$90	$291	$510	$1,138
Class I	$56	$187	$330	$ 745
Class Z	$49	$165	$292	$ 661
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income securities.
The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in asset-backed and mortgage-backed debt securities.
While the Fund may purchase debt securities of any duration, the Fund currently intends to primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2016, the duration of the benchmark was 5.89 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by

AMG Funds	15

Summary of The Funds

the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset-Backed and Mortgage-Backed Securities Risk—investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
Extension Risk – during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Prepayment Risk— a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. The performance information shown for the Fund includes historical performance of the Fund for the periods prior to February 28, 2015. As of February 28, 2015, GW&K Investment Management, LLC was appointed as the subadviser to the Fund and the Fund adopted its current investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.
Effective October 1, 2016, outstanding Investor Class, Service Class and Institutional Class shares of the Fund were renamed Class N, Class I and Class Z shares, respectively. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class I)
Best Quarter: 8.20% (2nd Quarter 2009)
Worst Quarter: -3.48% (3rd Quarter 2008)

16	AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/16
AMG GW&K Core Bond Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class I Return Before Taxes	2.76%	2.72%	5.12%	_
Class I Return After Taxes on Distributions	1.86%	1.34%	3.27%	_
Class I Return After Taxes on Distributions and Sale of Fund Shares	1.57%	1.59%	3.33%	_
Class N Return Before Taxes	2.32%	_	_	0.55%
Class Z Return Before Taxes	2.72%	_	_	0.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%	1.43%
[1]	Class N, Class Z and Index performance shown reflects performance since the inception date of the Fund’s Class N and Class Z shares on May 8, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only, and after-tax returns for Class N and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC ("GW&K" or the "Subadviser")
Portfolio Manager
Mary F. Kane, CFA
Partner and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since 2/15.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	17

Additional Information About the Funds

AMG Frontier Small Cap Growth Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
Frontier utilizes and draws support from its entire team of investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.
Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well conceived strategic plan. Frontier seeks businesses that can generate returns on capital in excess of their cost of capital over a business cycle due to above average secular growth prospects or a competitive advantage that will allow it to earn superior rates of return on capital.
Frontier tends to sell stocks when:
•	Frontier’s price objective is reached;
•	Fundamental conditions have changed so that future earnings progress is likely to be adversely affected;
•	There is heightened event risk and/or elevated balance sheet risk;
•	Earning expectations have become excessive; or
•	Frontier is fully invested and an attractive, new opportunity causes it to sell a current holding with less appreciation potential.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund may invest in exchange-traded funds (“ETFs”).  The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.  The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to small-cap stocks.
•	Seeking long-term growth of capital.
•	Willing to accept volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N
PORTFOLIO MANAGERS
James A. Colgan
Senior Vice President
and Portfolio Manager
G. Michael Novak, Jr.
Senior Vice President
and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

18	AMG Funds

Additional Information About the Funds

AMG Frontier Small Cap Growth Fund (CONTINUED)
and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective October 1, 2016, outstanding Investor Class, Service Class and Institutional Class shares of the Fund were renamed Class N, Class I and Class Z shares, respectively. The information in the bar chart is for Class I shares of the Fund. Class N and Class Z shares would have similar annual returns as Class I shares because all of the classes are invested in the same portfolio of securities. However, because Class N and Class Z shares are subject to different expenses than Class I shares, Class N and Class Z share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.05% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	19

Additional Information About the Funds

AMG Managers Emerging Opportunities Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisers in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund’s assets are currently allocated among four Subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:
•	One Subadviser utilizes a value approach to investing whereby the Subadviser uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.
•	Another Subadviser utilizes a core approach to investing whereby the Subadviser seeks neglected micro-cap companies with long-term attractive business fundamentals, near-term profitability potential and low valuations.
•	The other two Subadvisers utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.
•	A Subadviser will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund may invest in ETFs.  The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.  The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to micro-cap companies.
•	Seeking long-term growth of capital.
•	Willing to accept volatility of returns, in particular those associated with the smallest U.S. stocks.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. Effective February 27, 2017,
SUBADVISERS
See “Fund Management” below for more information on the Subadvisers.

20	AMG Funds

Additional Information About the Funds

AMG Managers Emerging Opportunities Fund (CONTINUED)
outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares. The information in the bar chart is for Class N shares of the Fund. Class I shares would have similar annual returns as Class N shares because both classes are invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As a result of a reorganization that occurred on September 30, 2011, the Class I shares of the Fund assumed the ticker symbol of the former Managers Institutional Micro-Cap Fund (MIMFX). The Managers Institutional Micro-Cap Fund was not the performance or accounting survivor of the reorganization.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.18% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	21

Additional Information About the Funds

AMG TimesSquare All Cap Growth Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell.
Typically, TimesSquare:
•	Looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services.
•	Seeks out stocks that have the potential for significant price appreciation over the following 12-18 months and price/earnings ratios at a discount relative to their earnings growth rates.
•	Sells all or part of the Fund’s holdings in a particular stock if:
—	The stock no longer meets the Fund’s investment criteria;
—	TimesSquare believes the company issuing the security is unable to sustain a competitive advantage;
—	Valuation is no longer attractive compared with TimesSquare’s expectations of long-term growth; or
—	Appreciation causes the stock’s value to exceed 10% of the Fund’s market value.
Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.
Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund may invest in ETFs.  The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.  The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to a broad market capitalization range of U.S. equities.
•	Seeking exposure to growth oriented investments.
•	Willing to accept a higher degree of risk for the opportunity for higher potential returns.
•	Willing to accept volatility of returns.
PORTFOLIO MANAGERS
Kenneth C. Duca, CFA
Director and
Senior Portfolio Manager
Grant R. Babyak
Chief Executive Officer,
Managing Director and
Senior Portfolio Manager
Anthony Rosenthal, CFA
Managing Director and
Senior Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

22	AMG Funds

Additional Information About the Funds

AMG TimesSquare All Cap Growth Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.05% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective October 1, 2016, outstanding Investor Class and Institutional Class shares of the Fund were renamed Class N and Class I shares, respectively. Effective February 27, 2017, the Fund established one additional share class: Class Z. Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. The information in the bar chart is for Class I shares of the Fund. Class N and Class Z shares would have similar annual returns as Class I shares because all of the classes are invested in the same portfolio of securities. However, Class N and Class Z shares are subject to different expenses than Class I shares, and Class N, and Class Z share performance would vary to that extent. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/ or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.69% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	23

Additional Information About the Funds

AMG Managers CenterSquare Real Estate Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
CenterSquare applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, CenterSquare:
•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.
•	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.
•	Sells all or part of the Fund’s holdings in a particular security if:
—	The security appreciates to a premium relative to other real estate companies; or
—	The anticipated return is not sufficient compared with the risk of continued ownership.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including REITs. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund may invest in ETFs.  The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.  The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to diversify your portfolio and gain exposure to real estate stocks.
•	Seeking income and long-term capital appreciation from a portfolio of real estate stocks.
•	Willing to accept price fluctuation and greater volatility.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.25% and 0.15% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. Effective February 27, 2017, outstanding Class S shares of the Fund (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class N shares and the Fund established two additional share classes: Class I and Class Z. Because the Fund’s Class I and Class Z shares have not operated for a full calendar year, performance
PORTFOLIO MANAGERS
Dean Frankel, CFA
Global Co-Head, Real Estate Securities,
CenterSquare
Eric Rothman
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

24	AMG Funds

Additional Information About the Funds

AMG Managers CenterSquare Real Estate Fund (CONTINUED)
history for these share classes is not available. The information in the bar chart is for the Class N shares of the Fund. Class I and Class Z shares would have similar annual returns as Class N shares because all of the classes are invested in the same portfolio of securities. However, Class I and Class Z shares are subject to different expenses than Class N shares, and Class I and Class Z performance would vary to that extent. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
The Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.24% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	25

Additional Information About the Funds

AMG GW&K Core Bond Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
GW&K serves as subadviser to the Fund and adheres to strict guidelines on all securities that it considers for investment. When deciding which securities to buy or sell, typically, GW&K:
•	Seeks companies that maintain sustainable competitive advantages and expect to benefit from emerging cyclical or secular drivers.
•	Identifies securities that are undervalued due to temporary or discrete events.
•	Uses top-down research that focuses on managing:
—	Duration
—	Yield Curve
—	Credit Quality
—	Volatility
—	Liquidity
•	Uses bottom-up research that focuses on:
—	Fundamental Analysis
—	Valuation Analysis
—	Technical Analysis
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income security. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. The Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to generate investment income.
•	Seeking an opportunity for fixed income returns.
•	Willing to accept moderate risk.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.10%, respectively, in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective October 1, 2016, outstanding
Portfolio Manager
Mary F. Kane, CFA
Partner and Portfolio Manager at
GW&K
See “Fund Management” below for more information on the portfolio manager.

26	AMG Funds

Additional Information About the Funds

AMG GW&K Core Bond Fund (CONTINUED)
Investor Class, Service Class and Institutional Class shares of the Fund were renamed Class N, Class I and Class Z shares, respectively. The information in the bar chart is for Class I shares of the Fund. Class N and Class Z shares would have similar annual returns as Class I shares because all of the classes are invested in the same portfolio of securities. However, Class N and Class Z shares are subject to different expenses than Class I shares, and Class N and Class Z share performance would vary to that extent. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.48% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

AMG Funds	27

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. A Fund may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of that Fund’s principal risks and the types of instruments in which that Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
Asset-Backed and Mortgage-Backed Securities Risk
(AMG GW&K Core Bond Fund)
Asset-backed and mortgage-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables, or in the case of mortgage-backed securities, a pool of mortgages. The Fund’s investments in asset-backed or mortgage-backed securities are subject to the risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default to a greater extent than many other types of fixed income investments. Some of these securities may have additional risk because they may receive little or no collateral protection from the underlying assets.
CREDIT RISK
(AMG GW&K Core Bond Fund)
An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Actual or perceived changes in an issuer’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S& P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
Extension Risk
(AMG GW&K Core Bond Fund)
During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
FOCUSED INVESTMENT RISK
(AMG TimesSquare All Cap Growth Fund)
Because the Fund invests a significant portion of its assets in a relatively small number of securities, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a greater number of securities. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund's net asset value.
Foreign Investment Risk
(AMG TimesSquare All Cap Growth Fund)
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
GROWTH STOCK RISK
(AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund)
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

28	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
HIGH portfolio turnover RISK
(AMG GW&K Core Bond Fund, AMG TimesSquare All Cap Growth Fund)
The Funds may engage in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These costs related to increased portfolio turnover may adversely affect Fund performance, and the sale of securities by the Fund may increase a shareholder’s tax liability.
INFLATION RISK
(AMG GW&K Core Bond Fund)
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.
INTEREST RATE RISK
(AMG GW&K Core Bond Fund)
Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
IPO RISK
(AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund)
The prices of securities purchased in IPOs can be very volatile and tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.
LARGE-CAPITALIZATION STOCK RISK
(AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund)
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
LIQUIDITY RISK
(AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG Managers CenterSquare Real Estate Fund, AMG GW&K Core Bond Fund)
Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at favorable times or prices or may have to sell them at a loss. For example, investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
(All Funds)
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result. To the extent a Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit

AMG Funds	29

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.
MARKET RISK
(All Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.
MICRO-CAPITALIZATIOn stock risk
(AMG Managers Emerging Opportunities Fund)
The stocks of micro-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in micro-capitalization companies may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.
MUNICIPAL MARKET RISK
(AMG GW&K Core Bond Fund)
Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
NON-DIVERSIFIED FUND RISK
(AMG Managers CenterSquare Real Estate Fund)
Funds that are non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Notwithstanding a Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. A Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
PREPAYMENT RISK
(AMG GW&K Core Bond Fund)
Prepayment risk is the risk that a debtor will exercise its right to pay back a bond or other fixed income security held by the Fund earlier than expected or required. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), in which case the Fund may have to reinvest prepayment proceeds in securities with lower yields, resulting in a decline in the Fund’s income. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
REAL ESTATE INDUSTRY RISK
(AMG Managers CenterSquare Real Estate Fund)
The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning,

30	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund's investments in REITs and the real estate industry.
REINVESTMENT RISK
(AMG GW&K Core Bond Fund)
As debtors pay principal or interest on a bond or other fixed income security held by the Fund, there is no guarantee that the Fund will be able to reinvest these payments and receive rates equal to or better than its original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, if the Fund purchases a 30-year, 5% coupon bond, it can anticipate that it will receive a 5% return on its original capital, but unless it can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk.
SECTOR RISK
(AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the information technology sector may comprise a significant portion of AMG Frontier Small Cap Growth Fund's, AMG Managers Emerging Opportunities Fund's and AMG TimesSquare All Cap Growth Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
SMALL- AND MID-CAPITALIZATIOn stock RISK
(AMG TimesSquare All Cap Growth Fund, AMG Frontier Small Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund)
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.
U.S. GOVERNMENT SECURITIES RISK
(AMG GW&K Core Bond Fund)
Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as FNMA, FHLMC, and FHLBs, are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
VALUE STOCK RISK
(AMG Managers Emerging Opportunities Fund)
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Other Important Information About the Funds and their Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information, dated February 27, 2017, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
Each Fund’s investment objective may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic,

AMG Funds	31

Additional Information About the Funds

Other Important Information About the Funds and their Investment Strategies and Risks (CONTINUED)
political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
Each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100%
would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.

Fund Management

Each Fund is a series of AMG Funds I, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida, 33401. The Investment Manager serves as investment manager and administrator to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisers to each Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements with respect to the Funds between the Investment Manager and the Subadvisers is available in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment subadvisers to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisers for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
AMG FRONTIER SMALL CAP GROWTH FUND
Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, MA 02110, manages the Fund. Founded in 1980, the firm manages $13.559 billion in client assets in small-, small-/mid-, mid- and large-cap U.S. equity strategies as of December 31, 2016. In 2000, Frontier became an affiliate of AMG. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in Frontier. James A. Colgan and G. Michael Novak, Jr. are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have each co-managed the Fund’s portfolio since September 2009. In 2002, Messrs. Colgan and Novak, each a Senior Vice President of Frontier, began assisting with the management of the small cap growth strategy. Messrs. Colgan and Novak both joined Frontier in 1998 as research analysts.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Frontier a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
AMG MANAGERS emerging opportunities FUND
Next Century Growth Investors LLC, located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of the Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2016, Next Century had assets under management of approximately $1.736 billion. Thomas L. Press, Robert E. Scott, Peter M. Capouch, Kaj Doerring, and Thomas Dignard are the portfolio managers jointly and primarily responsible for the

32	AMG Funds

Additional Information About the Funds

Fund Management (CONTINUED)
day-to-day management of the portion of the Fund managed by Next Century and each, other than Mr. Dignard, has served in that capacity since December 10, 2007. Mr. Dignard has served as a portfolio manager of the Fund since December 2014. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press has been the Chairman and CEO of Next Century since 1998. Robert Scott has been President of Next Century since 2015 and a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005. Thomas Dignard has been portfolio manager since 2005, and before that he earned an MBA from the University of Ulster in 2012, and a BA from Yale University in 2010.
Lord, Abbett & Co. LLC, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund focusing on micro-cap growth investments. As of December 31, 2016, Lord Abbett had assets under management of approximately $136.2 billion, including approximately $1.62 billion for which Lord Abbett provides investment models to managed account sponsors. Lord Abbett uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s portfolio. The team is headed by F. Thomas O’Halloran, Partner and Portfolio Manager. Assisting Mr. O’Halloran are Arthur K. Weise, Partner and Portfolio Manager, and Matthew DeCicco, Portfolio Manager. Messrs. O’Halloran, Weise and DeCicco are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Weise joined Lord Abbett in 2007 from Bank of New York Institutional Asset Management, where he served as a Managing Director, Portfolio Manager and Research Analyst covering the consumer and industrial sectors. Mr. Weise is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1993. Mr. O’Halloran has been a portfolio manager of the Fund since 2007. Mr. Weise joined the team in 2011 and assumed his current role in 2013. Mr. DeCicco is a holder of a Chartered Financial Analyst designation and joined Lord Abbett in 1999. He has been a member of the team since 2002 and assumed his current role in 2015.
WEDGE Capital Management L.L.P., located at 301 South College Street, Suite 3800, Charlotte, North Carolina 28202, manages a portion of the Fund focusing on micro-cap value investments. As of December 31, 2016, WEDGE Capital had assets under management of approximately $12.5 billion. Andrei Bolshakov and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by WEDGE Capital. Ms. LaRiche has served in that capacity since December 10, 2007 and Mr. Bolshakov since
January 13, 2014. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Andrei Bolshakov, CFA, is a General Partner and the Director of Quantitative Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as a Quantitative Analyst since 2013. Ms. LaRiche served as an Equity Research Analyst from 2004-2013 and an Equity Research Associate from 2002-2003.
RBC Global Asset Management (U.S.) Inc., located at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, is a Subadviser to the Fund and has managed a portion of the Fund since December 31, 2009. As of December 31, 2016, RBC GAM-US managed approximately $40.265 billion in assets for individuals, public entities, Taft-Hartley Plans, corporations, private nonprofits, foundations, endowments, healthcare organizations, mutual funds and other pooled funds. RBC GAM-US is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada. Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM-US, each having co-managed a portion of the Fund since December 31, 2009. Mr. James is the lead portfolio manager of the Fund. Mr. James has been a Managing Director and Senior Portfolio Manager with RBC GAM-US since 2006 and is the lead portfolio manager for the Small Cap Core, Small Cap Value and Microcap Core strategies at RBC GAM-US and provides portfolio management support for the Mid Cap Value strategy. Before joining RBC GAM-US in 2006, Mr. James was a portfolio manager and research analyst for Babson Capital Management and OFI Institutional Asset Management, affiliates of Massachusetts Mutual Life Insurance Company, from 1986-2006. During his tenure with these firms, he served as head of their small/mid cap value team. Mr. Prince is a co-portfolio manager of the Fund. Mr. Prince has been a Vice President, portfolio manager and senior equity analyst at RBC GAM-US since 2006. Prior to joining RBC GAM-US in 2006, Mr. Prince was a senior equity analyst at Eagle Asset Management from 2004-2006. Mr. Prince was an analyst at Babson Capital Management from 2002-2004.
The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg timessquare all cap GROWTH FUND
TimesSquare Capital Management, LLC has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare, located at 7 TimesSquare, 42nd Floor, New York, New York 10036, is a multi-asset class investment

AMG Funds	33

Additional Information About the Funds

Fund Management (CONTINUED)
manager providing services to public and corporate funds, endowments and foundations, retirement plans, and other institutional accounts. As of December 31, 2016, TimesSquare managed approximately $16.169 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.
The Fund is managed by a team of portfolio managers, analysts and other investment professionals at TimesSquare. Kenneth C. Duca, CFA, Grant R. Babyak, and Anthony Rosenthal serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Duca has served as a co-manager of the Fund since August 2011. He is a Director and Senior Portfolio Manager and Senior Analyst of TimesSquare, with over 25 years of experience. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare since 2000 and has over 25 years of investment experience. Mr. Rosenthal has served as a co-manager of the Fund since its inception. He is a Managing Director and Senior Portfolio Manager of TimesSquare since 2000 and has over 25 years of experience. Messrs. Duca, Babyak, and Rosenthal have been members of the TimesSquare team since 2000.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.65% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg MANAGERS centersquare REAL ESTATE FUND
The Fund’s Subadviser is CenterSquare Investment Management, Inc (formerly, Urdang Securities Management, Inc.). CenterSquare is a wholly owned subsidiary of The Bank of New York Mellon Corporation, the Trust’s custodian. CenterSquare, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2016, CenterSquare managed approximately $8.842 billion in public and private real estate securities. Dean Frankel, CFA and Eric Rothman, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Frankel has served as co-manager of the Fund since March 2004. Mr. Frankel is the Global Co-Head, Real Estate Securities of CenterSquare. He joined CenterSquare in 1997 and has served as Senior Portfolio Manager since 2006. He manages CenterSquare’s proprietary research process and oversees the firm’s real estate securities trading activities. Eric Rothman joined the firm in the 2006 and is a Portfolio Manager. In his role as Portfolio Manager, Mr. Rothman is responsible for assisting Mr. Frankel for the U.S. real estate securities strategy, including market research and analysis. Prior to joining CenterSquare, Mr. Rothman was a REIT analyst with Wachovia Securities from 2001 to 2006 and an equity research analyst at AEW Capital Management, L.P. from 1997 to 2001.
The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CenterSquare for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg GW&K Core Bond FUND
GW&K manages the entire Fund and has served as the Subadviser to the Fund since February 2015. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2016, had assets under management of approximately $32.194 billion. AMG indirectly owns a majority interest in GW&K. Mary F. Kane, CFA is the portfolio manager primarily responsible for the day-to-day management of the Fund. She is a partner and portfolio manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.
The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.30% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW& K. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
In addition to the expense limitation for the Fund discussed above, from time to time in the future GW&K may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
ADDITIONAL INFORMATION
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

34	AMG Funds

Additional Information About the Funds

Fund Management (CONTINUED)
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

AMG Funds	35

Shareholder Guide

Your Account
You may invest in AMG TimesSquare All Cap Growth Fund, AMG Frontier Small Cap Growth Fund, AMG CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund by purchasing Class N, Class I or Class Z shares, and in the AMG Managers Emerging Opportunities Fund by purchasing Class N or Class I shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below. Class N shares of certain Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares also bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Class N shares are expected to have lower total returns than Class I and Class Z shares, and Class I shares are expected to have lower total returns than Class Z shares. In all other material respects, the Class N, Class I and Class Z shares are the same, each share representing a proportionate interest in a Fund.
Each Fund and each class of shares is subject to a minimum initial investment amount, as described below.
As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds. Your purchase or redemption of Fund shares is based on the Fund’s or class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each Fund or class is equal to the Fund’s or class’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s or class’s NAV per share is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. The Board of Trustees has adopted a policy that securities held in each Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

36	AMG Funds

Shareholder Guide

Choosing a Share Class
Investors can choose between three classes of shares of the AMG TimesSquare All Cap Growth Fund, AMG Frontier Small Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund: Class N, Class I, and Class Z. Investors can choose between two classes of shares of AMG Managers Emerging Opportunities Fund: Class N and Class I.
The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
Class N Shares
(All Funds)
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders of AMG Managers Emerging Opportunities Fund and AMG Managers CenterSquare Real Estate Fund may bear shareholder servicing fees of up to 0.25% and shareholders of AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund and AMG GW&K Core Bond Fund may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares of AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund and AMG GW&K Core Bond Fund also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
Class I Shares
(All Funds)
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders of AMG Frontier Small Cap Growth
Fund and AMG Managers CenterSquare Real Estate Fund may bear shareholder servicing fees of up to 0.15%, shareholders of AMG GW&K Core Bond Fund may bear shareholder servicing fees of up to 0.10% and shareholders of AMG TimesSquare All Cap Growth Fund may bear shareholder servicing fees of up to 0.05% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees.
Class Z Shares *
(AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund)
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the
Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. With respect to the payment of shareholder servicing fees, shareholder servicing fees are paid out of the assets of each of the Class N and Class I shares of AMG TimesSquare All Cap Growth Fund, AMG Frontier Small Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund, and Class N shares of AMG Managers Emerging Opportunities Fund (each, a “service fee bearing share class”) on an ongoing basis for the receipt of certain

AMG Funds	37

Shareholder Guide

Investing Through an Intermediary (CONTINUED)
shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in a service fee bearing share class. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. rules and other applicable laws and regulations, the Investment Manager, the
Subadviser and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can find further details in the SAI about the payments made by the Investment Manager, the Subadviser and/or the Distributor and the services provided by Financial Intermediaries. You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges.

Distribution and Service (12b-1) Fees

Each of AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund and AMG GW&K Core Bond Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Class N that allows the Fund to pay fees for selling and distributing Class N shares and for providing service to shareholders in the Class N. The
12b-1 fees are paid to the Distributor to cover the Class N’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Class N on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund's or class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

38	AMG Funds

Shareholder Guide

How to Buy or Sell Shares
	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Class N and Class I shares and less than $250,000 for Class Z shares.
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at www.amgfunds.com. Website redemptions are available only for redemptions of less than $50,000 for Class N and Class I shares and less than $250,000 for Class Z shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account.
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Class N and Class I shares and below $250,000 for Class Z shares.

AMG Funds	39

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Class N or Class I shares, or $250,000 or more worth of Class Z shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after the Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;
•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash. If a Fund makes a redemption-in-kind, the securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees;

40	AMG Funds

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. AMG Frontier Small Cap Growth Fund and AMG Managers Emerging Opportunities Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through the Investment

AMG Funds	41

Shareholder Guide

Investor Services (CONTINUED)
Manager for shares in the Agency Share Class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay out income dividends annually in December, with the exception of AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund. AMG Managers CenterSquare Real Estate Fund declares and pays out income dividends quarterly in March, June, September and December.  AMG GW&K Core Bond Fund normally declares income dividends daily and pays out monthly.  The Funds normally declare and pay out net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have

42	AMG Funds

Shareholder Guide

Certain Federal Income Tax Information (CONTINUED)
owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements. AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund do not expect a significant portion of distributions to be derived from qualified dividend income.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any net capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund’s investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those investments would generally be decreased. You will generally not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by a Fund.
In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds, such as ETFs and REITs, if any, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions).
Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

AMG Funds	43

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Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. The information below is derived from the Funds’ Financial Statements, and has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Funds’ Annual Report, which is available upon request.
	For the fiscal years ended October 31,
AMG Frontier Small Cap Growth Fund Class N	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.57	$25.12	$26.26	$18.81	$17.90
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.06) [17]	(0.12)	(0.21) [5]	(0.14) [6]	(0.13) [7]
Net realized and unrealized gain (loss) on investments	(0.22)	0.19	2.05	7.59	1.04
Total income (loss) from investment operations	(0.28)	0.07	1.84	7.45	0.91
Distributions to Shareholders from:
Net realized gain (loss) on investments	(3.00)	(11.62)	(2.98)	—	—
Net Asset Value, End of Year	$10.29	$13.57	$25.12	$26.26	$18.81
Total Return[2]	(3.01)%	(3.06)% [9]	7.24% [9]	39.61%	5.08%
Ratio of net expenses to average net assets (with offsets/reductions)	1.55%	1.55%	1.55%	1.58% [8]	1.55%
Ratio of expenses to average net assets (with offsets)	1.55%	1.55%	1.55%	1.58% [8]	1.55%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.95%	1.81%	1.74%	1.65% [8]	1.65%
Ratio of net investment loss to average net assets[2]	(0.58)%	(0.76)%	(0.86)%	(0.64)% [8]	(0.70)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$147	$179	$365	$366	$474

	For the fiscal years ended October 31,
AMG Frontier Small Cap Growth Fund Class I	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.76	$25.40	$26.48	$18.92	$17.96
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03) [17]	(0.08)	(0.15) [5]	(0.10) [6]	(0.09) [7]
Net realized and unrealized gain (loss) on investments	(0.23)	0.20	2.08	7.66	1.05
Total income (loss) from investment operations	(0.26)	0.12	1.93	7.56	0.96
Distributions to Shareholders from:
Net realized gain on investments	(3.04)	(11.76)	(3.01)	—	—
Net Asset Value, End of Year	$10.46	$13.76	$25.40	$26.48	$18.92
Total Return[2]	(2.77)%	(2.78)% [9]	7.54% [9]	39.96% [9]	5.35% [9]
Ratio of net expenses to average net assets (with offsets/reductions)	1.29%	1.28%	1.28%	1.33% [8]	1.30%
Ratio of expenses to average net assets (with offsets)	1.29%	1.28%	1.28%	1.33% [8]	1.30%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.69%	1.55%	1.47%	1.40% [8]	1.40%
Ratio of net investment loss to average net assets[2]	(0.32)%	(0.51)%	(0.59)%	(0.43)% [8]	(0.48)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$9,570	$12,671	$14,842	$15,273	$12,664

AMG Funds	45

Financial Highlights

	For the fiscal years ended October 31,
AMG Frontier Small Cap Growth Fund Class Z	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.95	$25.69	$26.72	$19.04	$18.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01) [17]	(0.05)	(0.09) [5]	(0.04) [6]	(0.04) [7]
Net realized and unrealized gain (loss) on investments	(0.22)	0.21	2.10	7.72	1.05
Total Income (loss) from Investment Operations:	(0.23)	0.16	2.01	7.68	1.01
Distributions to Shareholders from:
Net realized gain on investments	(3.09)	(11.90)	(3.04)	—	—
Net Asset Value, End of Year	$10.63	$13.95	$25.69	$26.72	$19.04
Total Return[2]	(2.53)%	(2.55)% [9]	7.78% [9]	40.34%	5.60%
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.05%	1.08% [8]	1.05%
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.05%	1.08% [8]	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.44%	1.32%	1.24%	1.15% [8]	1.15%
Ratio of net investment loss to average net assets[2]	(0.10)%	(0.28)%	(0.34)%	(0.17)% [8]	(0.20)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$9,114	$16,366	$21,070	$58,117	$73,762

46	AMG Funds

Financial Highlights

	For the fiscal years ended October 31,
AMG TimesSquare All Cap Growth Fund Class N	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.30	$16.68	$16.60	$12.75	$11.02
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.04)	0.02	(0.08)	(0.02) [10]	(0.02) [7]
Net realized and unrealized gain (loss) on investments	(0.60)	1.21	1.92	3.89	1.75
Total income (loss) from investment operations	(0.64)	1.23	1.84	3.87	1.73
Distributions to Shareholders from:
Net investment income	—	—	—	(0.02)	—
Net realized gain on investments	(1.18)	(1.61)	(1.76)	—	—
Total distributions to shareholders	(1.18)	(1.61)	(1.76)	(0.02)	—
Net Asset Value, End of Year	$14.48	$16.30	$16.68	$16.60	$12.75
Total Return[2]	(4.04)% [9]	7.78% [9]	11.59%	30.41%	15.70%
Ratio of net expenses to average net assets (with offsets/reductions)	1.27%	1.28%	1.25%	1.30% [11]	1.17%
Ratio of expenses to average net assets (with offsets)	1.29%	1.29%	1.28%	1.32% [11]	1.19%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.71%	1.75%	1.79%	1.85% [11]	1.80%
Ratio of net investment income (loss) to average net assets[2]	(0.30)%	0.09%	(0.52)%	(0.17)% [11]	(0.14)%
Portfolio turnover	116%	141%	94%	102%	87%
Net assets at end of year (000’s omitted)	$263	$354	$5,417	$5,046	$3,608

	For the fiscal years ended October 31,
AMG TimesSquare All Cap Growth Fund Class I	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.60	$16.93	$16.77	$12.87	$11.07
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.03	(0.00) #	(0.01)	0.05 [10]	0.03 [7]
Net realized and unrealized gain (loss) on investments	(0.62)	1.34	1.95	3.92	1.77
Total income from investment operations	(0.59)	1.34	1.94	3.97	1.80
Distributions to Shareholders from:
Net investment income	(0.02)	(0.03)	—	(0.07)	—
Net realized gain on investments	(1.20)	(1.64)	(1.78)	—	—
Total distributions to shareholders	(1.22)	(1.67)	(1.78)	(0.07)	—
Net Asset Value, End of Year	$14.79	$16.60	$16.93	$16.77	$12.87
Total Return[2]	(3.64)%	8.36%	12.10% [9]	31.00% [9]	16.26%
Ratio of net expenses to average net assets (with offsets/reductions)	0.77%	0.78%	0.76%	0.80% [11]	0.77%
Ratio of expenses to average net assets (with offsets)	0.79%	0.79%	0.79%	0.82% [11]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.25%	1.30%	1.35% [11]	1.40%
Ratio of net investment income (loss) to average net assets[2]	0.18%	(0.01)%	(0.04)%	0.35% [11]	0.26%
Portfolio turnover	116%	141%	94%	102%	87%
Net assets at end of year (000’s omitted)	$23,815	$20,982	$3,327	$2,965	$2,279

AMG Funds	47

Financial Highlights

	For the fiscal years ended October 31,
AMG Managers Emerging Opportunities Fund Class S†	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$40.76	$47.11	$51.19	$37.26	$36.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.17) [17]	(0.24) [15]	(0.29) [5]	(0.14) [6]	(0.23)
Net realized and unrealized gain (loss) on investments	1.02	(0.79)	3.01	16.99	4.12
Total income (loss) from investment operations	0.85	(1.03)	2.72	16.85	3.89
Distributions to Shareholders from:
Net investment income	—	—	—	(0.07)	—
Net realized gain on investments	(4.52)	(5.32)	(6.80)	(2.85)	(2.66)
Total distributions to shareholders	(4.52)	(5.32)	(6.80)	(2.92)	(2.66)
Net Asset Value, End of Year	$37.09	$40.76	$47.11	$51.19	$37.26
Total Return[2]	2.50%	(3.01)%	5.09%	49.00%	11.55% ††
Ratio of net expenses to average net assets (with offsets/reductions)	1.41%	1.42%	1.41% [12]	1.44% [13]	1.41%
Ratio of expenses to average net assets (with offsets)	1.43%	1.42%	1.44% [12]	1.45% [13]	1.43%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.62%	1.61%	1.61% [12]	1.65% [13]	1.68%
Ratio of net investment loss to average net assets[2]	(0.47)%	(0.55)%	(0.61)% [12]	(0.33)% [13]	(0.62)%
Portfolio turnover	72%	89%	98%	96%	64%
Net assets at end of year (000’s omitted)	$124,045	$145,980	$169,398	$172,959	$110,732

	For the fiscal years ended October 31,
AMG Managers Emerging Opportunities Fund Class I	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$41.05	$47.32	$51.31	$37.37	$36.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08) [17]	(0.13) [15]	(0.17) [5]	(0.03) [6]	(0.13)
Net realized and unrealized gain (loss) on investments	1.02	(0.80)	3.00	16.99	4.13
Total income (loss) from investment operations	0.94	(0.93)	2.83	16.96	4.00
Distributions to Shareholders from:
Net investment income	(0.04)	—	—	(0.17)	—
Net realized gain on investments	(4.55)	(5.34)	(6.82)	(2.85)	(2.66)
Total distributions to shareholders	(4.59)	(5.34)	(6.82)	(3.02)	(2.66)
Net Asset Value, End of Year	$37.40	$41.05	$47.32	$51.31	$37.37
Total Return[2]	2.73%	(2.76)%	5.33%	49.36%	11.84% ††
Ratio of net expenses to average net assets (with offsets/reductions)	1.16%	1.17%	1.16% [12]	1.19% [13]	1.16%
Ratio of expenses to average net assets (with offsets)	1.18%	1.17%	1.19% [12]	1.20% [13]	1.18%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.37%	1.36%	1.36% [12]	1.40% [13]	1.43%
Ratio of net investment loss to average net assets[2]	(0.22)%	(0.30)%	(0.36)% [12]	(0.08)% [13]	(0.37)%
Portfolio turnover	72%	89%	98%	96%	64%
Net assets at end of year (000’s omitted)	$25,127	$31,111	$35,282	$44,089	$29,791

48	AMG Funds

Financial Highlights

	For the fiscal years ended October 31,
AMG Managers CenterSquare Real Estate Fund Class S	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.34	$12.03	$10.79	$10.07	$8.95
Income from Investment Operations:
Net investment income[1,2]	0.22 [17]	0.16 [15]	0.14	0.11	0.09
Net realized and unrealized gain on investments	0.40	0.75	1.84	0.96	1.11
Total income from investment operations	0.62	0.91	1.98	1.07	1.20
Distributions to Shareholders from:
Net investment income	(0.15)	(0.21)	(0.13)	(0.10)	(0.08)
Net realized gain on investments	(1.13)	(0.39)	(0.61)	(0.25)	—
Total distributions to shareholders	(1.28)	(0.60)	(0.74)	(0.35)	(0.08)
Net Asset Value, End of Year	$11.68	$12.34	$12.03	$10.79	$10.07
Total Return[2]	5.33%	7.68%	19.88%	10.89% [9]	13.43%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.16%	1.19%	1.26% [14]	1.26%
Ratio of expenses to average net assets (with offsets)	1.16%	1.17%	1.20%	1.27% [14]	1.27%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.16%	1.17%	1.20%	1.27% [14]	1.28%
Ratio of net investment income to average net assets[2]	1.88%	1.32%	1.27%	1.08% [14]	0.92%
Portfolio turnover	65%	61%	49%	86%	36%
Net assets at end of year (000’s omitted)	$422,106	$350,178	$315,958	$212,626	$168,368

AMG Funds	49

Financial Highlights

AMG GW&K Core Bond Fund Class N	For the fiscal year ended October 31, 2016[4]	For the period ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.23	$10.39
Income from Investment Operations:
Net investment income[1,2]	0.16	0.08
Net realized and unrealized gain (loss) on investments	0.28	(0.16)
Total income (loss) from investment operations	0.44	(0.08)
Distributions to Shareholders from:
Net investment income	(0.17)	(0.08)
Net realized gain on investments	(0.24)	—
Total distributions to shareholders	(0.41)	(0.08)
Net Asset Value, End of Period	$10.26	$10.23
Total Return[2]	4.44%	(0.76)% [18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.88% [19]
Ratio of expenses to average net assets (with offsets)	0.88%	0.88% [19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.97%	0.99% [19]
Ratio of net investment income to average net assets[2]	1.51%	1.67% [19]
Portfolio turnover	48%	175% [18]
Net assets at end of period (000’s omitted)	$293	$124

	For the fiscal years ended October 31,
AMG GW&K Core Bond Fund Class I	2016 [4]	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.24	$10.87	$10.63	$11.14	$10.53
Net investment income[1,2]	0.21	0.18	0.16	0.16	0.24
Net realized and unrealized gain (loss) on investments	0.26	(0.11)	0.22	(0.24)	0.72
Total income (loss) from investment operations	0.47	0.07	0.38	(0.08)	0.96
Distributions to Shareholders from:
Net investment income	(0.20)	(0.35)	(0.14)	(0.26)	(0.35)
Net realized gain on investments	(0.24)	(0.35)	—	(0.15)	—
Return of capital	—	—	—	(0.02)	—
Total distributions to shareholders	(0.44)	(0.70)	(0.14)	(0.43)	(0.35)
Net Asset Value, End of Year	$10.27	$10.24	$10.87	$10.63	$11.14
Total Return[2]	4.79%	0.68%	3.64%	(0.72)%	9.31%
Ratio of net expenses to average net assets (with offsets and reductions)	0.55%	0.56%	0.58%	0.61% [16]	0.58%
Ratio of expenses to average net assets (with offsets)	0.55%	0.56%	0.58%	0.61% [16]	0.58%
Ratio of total expenses to average net assets (without offsets and reductions)[3]	0.65%	0.67%	0.67%	0.70% [16]	0.70%
Ratio of net investment income to average net assets[2]	2.01%	1.70%	1.46%	1.45% [16]	2.22%
Portfolio turnover	48%	175%	177%	255%	375%
Net assets at end of year (000’s omitted)	$414,400	$572,110	$942,956	$1,243,510	$1,446,671

50	AMG Funds

Financial Highlights

AMG GW&K Core Bond Fund Class Z	For the fiscal year ended October 31, 2016[4]	For the period ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.23	$10.39
Income from Investment Operations:
Net investment income[1,2]	0.19	0.10
Net realized and unrealized loss on investments	0.29	(0.16)
Total income (loss) from investment operations	0.48	(0.06)
Distributions to Shareholders from:
Net investment income	(0.21)	(0.10)
Net realized gain on investments	(0.24)	—
Total distributions to shareholders	(0.45)	(0.10)
Net Asset Value, End of Period	$10.26	$10.23
Total Return[2]	4.85%	(0.58)% [18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.48%	0.48% [19]
Ratio of expenses to average net assets (with offsets)	0.48%	0.48% [19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.58%	0.59% [19]
Ratio of net investment income to average net assets[2]	1.88%	2.05% [19]
Portfolio turnover	48%	175% [18]
Net assets at end of period (000’s omitted)	$5,668	$4,891
# Rounds to less than $0.01 per share or 0.01% or (0.01)%.
† Effective October 1, 2011, existing shares of AMG Managers Emerging Opportunities Fund were reclassified and redesignated as Class S shares.
†† Returns would have been lower if not for capital inflow resulting from market timing settlements.
* Commencement of operations was May 8, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Frontier Small Cap Growth Fund and AMG GW&K Core Bond Fund were renamed Class N, Class I and Class Z, respectively; the Investor Class and Institutional Class of AMG TimesSquare All Cap Growth Fund were renamed Class N and Class I, respectively; the Service Class and Institutional Class of AMG Managers Emerging Opportunities Fund were renamed Class S and Class I, respectively; and the shares of AMG Managers CenterSquare Real Estate Fund were reclassified and redesignated as Class S shares.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.22), $(0.16), and $(0.10) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.33) and $(0.21) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.20), $(0.17), and $(0.09) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.31) and $(0.20) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.16), $(0.12), and $(0.07) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.03) and $0.02 for AMG TimesSquare All Cap Growth Fund’s Class N and Class I shares, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.026% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[9]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[10]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $(0.05) and $0.03 for AMG TimesSquare All Cap Growth Fund’s Class N and Class I shares, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.023% and 0.026% of average net assets for the Class N and Class I, respectively.
[12]	Includes tax expense of $23,725 or 0.01%.
[13]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.022% of average net assets for the Class S and Class I, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.027% of average net assets.
[15]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30) and $(0.19) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively, and net investment income per share would have been $0.13 for AMG Managers CenterSquare Real Estate Fund.

AMG Funds	51

Financial Highlights

[16]	Includes non-routine extraordinary expenses amounting to 0.025% of average net assets.
[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.06), and $(0.04) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, $(0.24) and $(0.15) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively, and $0.12 for AMG Managers CenterSquare Real Estate Fund’s Class S shares.
[18]	Not annualized.
[19]	Annualized.

52	AMG Funds

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How To Contact Us

AMG FRONTIER SMALL CAP GROWTH FUND
AMG MANAGERS EMERGING OPPORTUNITIES FUND
AMG TIMESSQUARE ALL CAP GROWTH FUND
AMG MANAGERS CENTERSQUARE REAL ESTATE FUND
AMG GW&K CORE BOND FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
203.299.3500 or 800.835.3879
DISTRIBUTOR
AMG Distributors, Inc.
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

56	AMG Funds

AMG Funds
Prospectus
February 27, 2017 (As revised June 24, 2017)

Where to find additional information
The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To request free copies of these materials or to make other inquiries, please contact the Funds:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2017 AMG Funds LLC
Investment Company Act Registration Number 811-06520

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P030-0617